UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2019

FAMOUS DAVE’S OF AMERICA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-21625	41-1782300
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 290, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DAVE	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

An annual meeting of the shareholders of Famous Dave’s of America, Inc. (the “Company”) was held on May 14, 2019. At the meeting, the Company’s shareholders took the following actions:

(i)

The shareholders elected eight directors to serve as members of the Company’s Board of Directors until the next annual meeting of shareholders.  The shareholders present in person or by proxy cast the following numbers of votes in connection with the election of directors, resulting in the election of all director nominees:

Nominee	Votes For	Votes Withheld
Anand D. Gala	5,796,305	98,169
Joseph M. Jacobs	5,795,722	98,752
Peter O. Haeg	5,687,519	206,955
Richard A. Shapiro	5,687,205	207,269
Jeffery Crivello	5,796,003	98,471
Bryan L. Wolff	5,670,430	224,044
Richard Welch	5,793,026	101,448
David L. Kanen	5,028,926	865,548

(ii)

The shareholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2019.  There was 7,509,892 votes cast for the proposal; 33,463 votes were cast against the proposal; 9,264 votes abstained; and there were no broker non-votes.

(iii)

The shareholders approved the Company’s executive compensation, as described by the Company’s proxy statement. There were 5,789,680 votes cast for the proposal; 94,368 votes were cast against the proposal;  10,426 votes abstained; and there were 1,658,145 broker non-votes.

(iv)

The shareholders approved the frequency with which future stockholder advisory votes to approve on the Company’s executive compensation, as described by the Company’s proxy statement.  There were 5,530,433 votes cast for 1 year; 27,826 votes cast 2 years;  327,214 votes cast for 3 years;  9,001 votes abstained; and there were 1,658,145 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMOUS DAVE’S OF AMERICA, INC.

Date: May 16, 2019	By:	/s/ Paul M. Malazita
Name: Paul M. Malazita
Title: Chief Financial Officer and Secretary